FOR IMMEDIATE RELEASE
NORWOOD FINANCIAL CORP
ANNOUNCES SECOND QUARTER EARNINGS

July 22, 2014-Honesdale, PA
Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended June 30, 2014 of $2,034,000.  This represents an increase of $195,000, or 10.6%, from the $1,839,000 earned in the similar period of 2013 due primarily to a decrease in the provision for loan losses and a higher level of gains on sales of securities.  Earnings per share (fully diluted) were $.56 in the 2014 period, increasing from the $.51 earned in the similar period of 2013.  Annualized return on average assets for the three months ended June 30, 2014 was 1.15% with an annualized return on average equity of 8.49%.  Net income for the six months ended June 30, 2014 totaled $3,998,000, which is $149,000 lower than the same six-month period of last year due primarily to proceeds on life insurance received in the first quarter of 2013.  Earnings per share (fully diluted) for the six months ended June 30, 2014 and 2013 totaled $1.10 and $1.14 per share, respectively.
Total assets as of June 30, 2014 were $716.9 million with loans receivable of $502.3 million, deposits of $554.7 million and stockholders’ equity of $96.2 million.
Loans receivable increased $21.6 million since June 30, 2013.  Commercial loans increased $18.2 million which includes a $10.7 million increase in municipal financing and a $2.5 million increase in real estate related loans.  Retail loans grew $3.4 million during the period due to growth in home equity lending and indirect auto loans.  The Company also sold $4.6 million of fixed-rate residential mortgages during the period, principally with 30-year terms, for purposes of interest rate risk management.  Total deposits increased

$4.6 million over the past twelve months which includes a $10.1 million increase in non-interest bearing demand deposits.  Stockholders’ equity increased $5.7 million over the past year, due principally to the retention of earnings.
Non-performing assets, which include non-performing loans and foreclosed assets, totaled $11.8 million and represented 1.65% of total assets as of June 30, 2014 compared to $12.9 million, or 1.85% of total assets, as of June 30, 2013.  Net charge-offs were $537,000 for the quarter and totaled $937,000 for the six months ended June 30, 2014 compared to $777,000 and $1,353,000, respectively, for the similar periods in 2013.  Based on the levels of non-performing assets and net charge-offs, the Company determined that it was appropriate to provide $420,000 and $840,000 for potential future loan losses for the three and six month periods ended June 30, 2014, respectively, compared to $800,000 and $1.6 million, respectively, for the similar periods in 2013.  The allowance for loan losses totaled $5,611,000 as of June 30, 2014 and represented 1.12% of total loans outstanding, compared to $5,749,000 and 1.20% on June 30, 2013.
For the three months ended June 30, 2014, net interest income, on a fully taxable equivalent basis (fte), totaled $6,489,000, an increase of $59,000 compared to the similar period in 2013.  Net interest margin (fte) for the 2014 period was 3.91% decreasing from 3.99% for the similar period in 2013 due to a decrease of 16 basis points in the yield on interest-earning assets which more than offset the 9 basis point decrease in the cost of funds.  The reduced margin was due primarily to a 37 basis point decrease in the yield earned on loans as new growth and modifications of existing credits continues to negatively impact the net interest margin.  Net interest income (fte) for the six months ended June 30, 2014 totaled $12,951,000, which was a $134,000 higher than the similar period in 2013.  The net interest margin (fte) was 3.91% in the 2014 period and 4.03%

during the first six months of 2013.  Decreasing yields on loans contributed to the reduced net interest margin.
Other income for the three months ended June 30, 2014 totaled $1,468,000 compared to $1,212,000 for the similar period in 2013.  Net gains from securities sales increased $255,000 compared to the prior-year period.  For the six months ended June 30, 2014, other income totaled $2,521,000 compared to $3,089,000 in the 2013 period.  Other income in the 2013 period includes a non-recurring gain of $770,000 from proceeds on a bank-owned life insurance policy.  Gains on the sales of investment securities totaled $603,000 on sales of $31.9 million for the 2014 period compared to $392,000 on sales of $15.3 million in the 2013 period.
Other expenses totaled $4,473,000 for the three months ended June 30, 2014, an increase of $340,000, from the $4,133,000 reported in the similar period of 2013.  The increase was principally due to costs and write-downs on properties carried in foreclosed real estate owned.  Excluding these costs, all other operating expenses increased $30,000, net.  For the six months ended June 30, 2014, other expenses totaled $8,605,000 compared to $8,434,000 for the similar period in 2013, an increase of $171,000, or 2.0%.  Foreclosed real estate expenses increased $184,000 over the first half of last year, accounting for the increase.
Mr. Critelli commented, “Our earnings for the second quarter reflect an increase of over 10% when compared to 2013.  However, we are continuing to feel the negative impact of a slow economy, primarily in the cost of maintaining and disposing of foreclosed properties.  Working with borrowers to resolve problem loans will remain a top priority throughout 2014.  The ongoing low interest rates, and a competitive lending environment also continues to place pressure on our net interest margin.  However, our year-to-date margin and capital levels remain well above peer.  We look forward to serving our growing base of stockholders and customers as the Northeastern Pennsylvania economy slowly recovers from the extended downturn.”
Norwood Financial Corp., is the parent company of Wayne Bank, which operates sixteen offices throughout Wayne, Pike, Monroe and Lackawanna Counties, Pennsylvania.  The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.
Forward-Looking Statements.
The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, risks associated with the acquisition of North Penn Bancorp, the ability to control costs and expenses, demand for real estate and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures
This release references tax-equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure.  Tax-equivalent net interest income is derived from GAAP net interest income using an assumed tax rate of 34%.  We believe the presentation of net interest income on a tax–equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.
The following reconciles net interest income to net interest income on a fully taxable equivalent basis:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2014	2013	2014	2013

Net Interest Income	$6,155	$6,144	$12,300	$12,245
Taxable equivalent basis adjustment using 34% marginal tax rate	334	286	651	572
Net interest income on a fully taxable equivalent basis	$6,489	$6,430	$12,951	$12,817

Contact:  William S. Lance
                Executive Vice President &
                Chief Financial Officer
 NORWOOD FINANCIAL CORP
                570-253-8505
                www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)

	June 30,
	2014	2013
ASSETS
Cash and due from banks	$12,196	$9,872
Interest-bearing deposits with banks	3,182	17,425
Cash and cash equivalents	15,378	27,297

Securities available for sale	154,925	150,750
Securities held to maturity, fair value 2014: $0 and 2013: $177	-	173
Loans receivable (net of unearned Income)	502,316	480,715
Less: Allowance for loan losses	5,611	5,749
Net loans receivable	496,705	474,966
Regulatory stock, at cost	2,437	2,527
Bank premises and equipment, net	6,910	7,206
Bank owned life insurance	18,002	14,527
Foreclosed real estate owned	4,293	1,297
Accrued interest receivable	2,405	2,488
Goodwill	9,715	9,715
Other intangible assets	446	575
Deferred tax asset	3,764	4,454
Other assets	1,882	1,631
TOTAL ASSETS	$716,862	$697,606

LIABILITIES
Deposits:
Non-interest bearing demand	$103,954	$93,881
Interest-bearing	450,760	456,269
Total deposits	554,714	550,150
Short-term borrowings	38,009	32,075
Other borrowings	22,983	20,150
Accrued interest payable	937	1,037
Other liabilities	4,017	3,734
TOTAL LIABILITIES	620,660	607,146

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2014: 3,708,718 shares, 2013: 3,708,718 shares	371	371
Surplus	35,091	34,949
Retained earnings	62,613	58,626
Treasury stock, at cost: 2014: 70,747 shares, 2013: 86,749 shares	(1,878)	(2,299)
Accumulated other comprehensive income (loss)	5	(1,187)
TOTAL STOCKHOLDERS' EQUITY	96,202	90,460

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$716,862	$697,606

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2014	2013	2014	2013
INTEREST INCOME
Loans receivable, including fees	$5,933	$6,169	$11,913	$12,355
Securities	1,025	877	2,013	1,746
Other	2	10	2	12
Total Interest income	6,960	7,056	13,928	14,113

INTEREST EXPENSE
Deposits	618	719	1,253	1,473
Short-term borrowings	20	15	42	27
Other borrowings	167	178	333	368
Total Interest expense	805	912	1,628	1,868
NET INTEREST INCOME	6,155	6,144	12,300	12,245
PROVISION FOR LOAN LOSSES	420	800	840	1,600
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,735	5,344	11,460	10,645

OTHER INCOME
Service charges and fees	583	620	1,159	1,221
Income from fiduciary activities	99	89	203	174
Net realized gains on sales of securities	509	254	603	392
Gains on sale of loans	26	1	66	3
Earnings and proceeds on life insurance policies	175	148	343	1,073
Other	76	100	147	226
Total other income	1,468	1,212	2,521	3,089

OTHER EXPENSES
Salaries and employee benefits	2,172	2,124	4,336	4,335
Occupancy, furniture and equipment	518	550	1,096	1,079
Data processing related	229	230	441	452
Taxes, other than income	161	179	326	352
Professional Fees	174	172	340	359
FDIC Insurance assessment	102	110	216	221
Foreclosed real estate owned	396	86	461	277
Other	721	682	1,389	1,359
Total other expenses	4,473	4,133	8,605	8,434

INCOME BEFORE TAX	2,730	2,423	5,376	5,300
INCOME TAX EXPENSE	696	584	1,378	1,153
NET INCOME	$2,034	$1,839	$3,998	$4,147

Basic earnings per share	$0.56	$0.51	$1.10	$1.15

Diluted earnings per share	$0.56	$0.51	$1.10	$1.14

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended June 30	2014	2013

Net interest income	$6,155	$6,144
Net income	2,034	1,839

Net interest spread (fully taxable equivalent)	3.77%	3.83%
Net interest margin (fully taxable equivalent)	3.91%	3.99%
Return on average assets	1.15%	1.07%
Return on average equity	8.49%	7.87%
Basic earnings per share	$0.56	$0.51
Diluted earnings per share	$0.56	$0.51

For the Six Months Ended June 30

Net interest income	$12,300	$12,245
Net income	3,998	4,147

Net interest spread (fully taxable equivalent)	3.77%	3.87%
Net interest margin (fully taxable equivalent)	3.91%	4.03%
Return on average assets	1.14%	1.22%
Return on average equity	8.48%	8.94%
Basic earnings per share	$1.10	$1.15
Diluted earnings per share	$1.10	$1.14

As of June 30

Total assets	$716,862	$697,606
Total loans receivable	502,316	480,715
Allowance for loan losses	5,611	5,749
Total deposits	554,714	550,150
Stockholders' equity	96,202	90,460
Trust assets under management	132,760	120,802

Book value per share	$26.14	$24.98
Equity to total assets	13.42%	12.97%
Allowance to total loans receivable	1.12%	1.20%
Nonperforming loans to total loans	1.49%	2.41%
Nonperforming assets to total assets	1.65%	1.85%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

	June 30	March 31	December 31	September 30	June 30
	2014	2014	2013	2013	2013
ASSETS
Cash and due from banks	$12,196	$8,607	$7,528	$15,193	$9,872
Interest-bearing deposits with banks	3,182	142	335	12,221	17,425
Cash and cash equivalents	15,378	8,749	7,863	27,414	27,297

Securities available for sale	154,925	156,165	158,132	150,904	150,750
Securities held to maturity	-	175	174	174	173
Loans receivable (net of unearned income)	502,316	496,016	503,097	486,968	480,715
Less: Allowance for loan losses	5,611	5,727	5,708	5,558	5,749
Net loans receivable	496,705	490,289	497,389	481,410	474,966
Regulatory stock, at cost	2,437	2,741	2,877	2,141	2,527
Bank owned life insurance	18,002	17,930	17,790	14,653	14,527
Bank premises and equipment, net	6,910	7,031	7,125	7,250	7,206
Foreclosed real estate owned	4,293	1,364	1,009	993	1,297
Goodwill and other intangibles	10,161	10,192	10,225	10,258	10,290
Other assets	8,051	8,598	8,650	8,574	8,573
TOTAL ASSETS	$716,862	$703,234	$711,234	$703,771	$697,606

LIABILITIES
Deposits:
Non-interest bearing demand	$103,954	$93,400	$92,684	$101,632	$93,881
Interest-bearing deposits	450,760	446,676	448,498	447,066	456,269
Total deposits	554,714	540,076	541,182	548,698	550,150
Other borrowings	60,992	63,746	73,675	58,422	52,225
Other liabilities	4,954	5,212	4,513	5,305	4,771
TOTAL LIABILITIES	620,660	609,034	619,370	612,425	607,146

STOCKHOLDERS' EQUITY	96,202	94,200	91,864	91,346	90,460

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$716,862	$703,234	$711,234	$703,771	$697,606

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

	June 30	March 31	December 31	September 30	June 30
Three months ended	2014	2014	2013	2013	2013
INTEREST INCOME
Loans receivable, including fees	$5,933	$5,980	$6,019	$6,202	$6,169
Securities	1,025	987	972	939	877
Other	2	1	9	5	10
Total interest income	6,960	6,968	7,000	7,146	7,056

INTEREST EXPENSE
Deposits	618	635	674	701	719
Borrowings	187	188	181	175	193
Total interest expense	805	823	855	876	912
NET INTEREST INCOME	6,155	6,145	6,145	6,270	6,144
PROVISION FOR LOAN LOSSES	420	420	400	400	800
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	5,735	5,725	5,745	5,870	5,344

OTHER INCOME
Service charges and fees	583	576	578	614	620
Income from fiduciary activities	99	104	94	111	89
Net realized gains on sales of securities	509	95	291	198	254
Gains (losses) on sale of loans and servicing rights	26	39	121	(12)	1
Earnings and proceeds on life insurance policies	175	168	162	150	148
Other	76	71	64	155	100
Total other income	1,468	1,053	1,310	1,216	1,212

OTHER EXPENSES
Salaries and employee benefits	2,172	2,165	2,009	2,103	2,124
Occupancy, furniture and equipment, net	518	578	550	507	550
Foreclosed real estate owned	396	65	73	217	86
FDIC insurance assessment	102	114	109	114	110
Other	1,285	1,210	1,357	1,232	1,263
Total other expenses	4,473	4,132	4,098	4,173	4,133

INCOME BEFORE TAX	2,730	2,646	2,957	2,913	2,423
INCOME TAX EXPENSE	696	682	776	777	584
NET INCOME	$2,034	$1,964	$2,181	$2,136	$1,839

Basic earnings per share	$0.56	$0.54	$0.60	$0.59	$0.51

Diluted earnings per share	$0.56	$0.54	$0.60	$0.59	$0.51

Book Value per share	$26.14	$25.88	$25.43	$25.54	$24.98

Return on average equity (annualized)	8.49%	8.46%	9.33%	9.33%	7.87%
Return on average assets (annualized)	1.15%	1.13%	1.23%	1.22%	1.07%

Net interest spread (fte)	3.77%	3.77%	3.76%	3.89%	3.83%
Net interest margin (fte)	3.91%	3.91%	3.91%	4.05%	3.99%

Allowance for loan losses to total loans	1.12%	1.15%	1.13%	1.14%	1.20%
Net charge-offs to average loans (annualized)	0.43%	0.32%	0.21%	0.49%	0.65%
Nonperforming loans to total loans	1.49%	1.92%	1.90%	2.11%	2.41%
Nonperforming assets to total assets	1.65%	1.55%	1.48%	1.60%	1.85%